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                                                                    Exhibit 10.5


                                 Written Consent
                                     of the
                                  Sole Director
                                       of
                        AMC International Holdings, Ltd.

          The undersigned, Edward J. Tobin, the sole director for the time being of AMC International Holdings, Ltd., a British Virgin Islands corporation (the "Company"), hereby adopts the following resolutions by written consent as permitted under the Company's Articles of Association:

          WHEREAS, the Company's Memorandum of Association authorizes the issuance of 1000 preference shares, par value $1.00 per share (the Preference Shares"), with such powers, preferences, rights, qualifications, limitations and restrictions as shall be fixed by resolution of the Company's directors; and

          WHEREAS, the directors desire, pursuant to their authority as aforesaid, to fix the powers, preferences, rights, qualifications, limitations and restrictions of the Preference Shares; and

          WHEREAS, the Company's parent, Asia Media Communications, Ltd., a Nevada corporation ("AMC"), has granted the Company an option to acquire, for no consideration, such number of shares of AMC's common stock, par value US$0.01 per share (the "AMC Common Stock"), as may be required for the purpose of effecting the exchange provided for herein,

          NOW, THEREFORE, BE IT RESOLVED, that the powers, preferences, rights, qualifications, limitations and restrictions of the Preference Shares shall be as follows:

          Section 1. Stated Value. Each Preference Share shall have a stated value of $1,000,000.00 per share (the "Stated Value").

          Section 2. Dividends. Holders of Preference Shares shall not be entitled to receive dividends.

          Section 3. Voting Rights. Except as otherwise provided herein and as otherwise provided by law, the Preference Shares shall have no voting rights. However, so long as any Preference Shares are outstanding, the Company shall not, without the affirmative vote of the holders of three-fourths of the Preference Shares then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Preference Shares or (ii) authorize or create any class of shares ranking as to dividends or distribution of assets upon a Liquidation (as defined below) senior to, prior to or pari passu with the Preference Shares.






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          Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of Preference Shares shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each Preference Share an amount equal to the Stated Value, but without interest, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed shall be distributed among the holders of Preference Shares ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company shall be deemed a Liquidation; provided that, a consolidation or merger of the Company with or into any other Company or Companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such liquidation, not less than 60 days prior to the payment date stated therein, to each record holder of Preference Shares.

          Section 5. Exchange.

          (a) Each Preference Share shall be exchangeable into shares of AMC Common Stock at the Exchange Ratio at the option of the holder in whole or in part at any time after the expiration of 100 days after the Original Issue Date. The holder shall effect exchanges by surrendering to the Company the certificate or certificates representing the Preference Shares to be exchanged, together with the form of exchange notice attached hereto as Exhibit A (the "Holder Exchange Notice") in the manner set forth in Section 5(h). The Company shall effect such exchange by exercising the option granted to it by AMC. Each Holder Exchange Notice shall specify the number of Preference Shares to be exchanged and the date on which such exchange is to be effected, which date may not be prior to the date the Holder delivers such Notice by facsimile (the "Holder Exchange Date"). Subject to Section 5(c) and, as to the original Holder (or its sole designee) each Holder Exchange Notice, once given, shall be irrevocable. If the holder is exchanging less than all Preference Shares represented by the certificate or certificates tendered by the holder with the Holder Exchange Notice, the Company shall promptly deliver to the holder a certificate for such number of shares as have not been exchanged.

          (b) (i) Not later than ten Trading Days after the Exchange Date, the Company will deliver or cause to be delivered to the holder (i) a certificate or certificates representing the number of shares of AMC Common Stock being acquired upon the exchange of Preference Shares and (ii) one or more certificates representing the number of Preference Shares not exchanged; provided, however that the Company shall not be obligated to issue certificates evidencing the shares of AMC Common Stock issuable upon exchange of any Preference Shares until certificates evidencing such Preference Shares are either delivered for exchange to the Company, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security reasonably acceptable to the Company) satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.

          (c) (i) The exchange price for each Preference Share (the "Exchange Price") in effect on any Exchange Date shall be US$2.00, unless adjusted pursuant to Section 5(c)(ii) or (iv) below.





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               (ii) If AMC, at any time while any Preference Shares are
outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities payable in shares of its capital stock (whether payable in shares of AMC Common Stock or of capital stock of any class), (b) subdivide outstanding shares of AMC Common Stock into a larger number of shares, (c) combine outstanding shares of AMC Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of AMC Common Stock any shares of capital stock of the Company, the Exchange Price designated in Section 5(c)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of AMC Common Stock outstanding before such event and of which the denominator shall be the number of shares of AMC Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

               (iii) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

               (iv) In case of any reclassification of the AMC Common Stock, any consolidation or merger of AMC with or into another Person, the sale or transfer of all or substantially all of the assets of AMC or any compulsory share exchange pursuant to which the AMC Common Stock is converted into other securities, cash or property, the holders of the Preference Shares then outstanding shall have the right thereafter to exchange such shares only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of AMC Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holders of the Preference Shares shall be entitled upon such event to receive such amount of securities or property as the shares of the AMC Common Stock into which such Preference Shares could have been exchanged immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder of Preference Shares the right to receive the securities or property set forth in this Section 5(d)(vii) upon any exchange following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

          (d) AMC has covenanted and agreed with the Company that it will at all times reserve and keep available so long as any Preference Shares are exchangeable for shares of AMC



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Common Stock, out of AMC's authorized and unissued AMC Common Stock solely for the purpose of issuance upon exchange of Preference Shares as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the holders of Preference Shares, such number of shares of AMC Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5 hereof) upon the exchange of all outstanding Preference Shares. AMC has also covenanted and agreed that all shares of AMC Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

          (e) Upon an exchange hereunder AMC shall not be required to issue stock certificates representing fractions of shares of AMC Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If AMC elects not, or is unable, to make such a cash payment, the holder of a Preference Share shall be, entitled to receive, in lieu of the final fraction of a share, one whole share of AMC Common Stock.

          (f) The issuance of certificates for shares of AMC Common Stock on exchange of Preference Shares shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exchange in a name other than that of the holder of such Preference Shares so exchanged and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (g) Preference Shares exchanged into AMC Common Stock shall not be canceled but shall be retained by the Company as treasury shares.

          (h) Each Holder Exchange Notice shall be given by facsimile and by mail, postage prepaid, addressed to the attention of the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company.

          (i) The shares of AMC Common Stock to be acquired upon exchange of the Preference Shares will not be registered under the United States Securities Act of 1933, as amended (the "Act"), and therefore may not be transferred or sold unless registered under the Act or pursuant to an exemption from registration thereunder. The certificates evidencing such shares of AMC Common Stock shall bear an approrpiate restrictive legend.

          Section 6. Redemption.

          (a) Each Preference Share shall be redeemable, in whole or in part, at the




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option of the Company at any time after the expiration of 90 days after the
Original Issue Date, out of funds legally available therefore, at a redemption price equal to the Stated Value per share or a pro rata portion thereof in the event of a redemption of a part of a Preference Share. The Company shall effect such redemption by providing notice (a "Redemption Notice") to the holder at least 10 Trading Days (the "Notice Period") prior to the date of redemption (the "Redemption Date") of the Company's intention to redeem all or a portion of the Preference Shares. Such Redemption Notice shall include details as to the number of Preference Shares to be redeemed, the Redemption Date, and the procedures for such redemption. The holder of the Preference Shares shall have the right during the Notice Period to exchange the Preference Shares for AMC Common Stock as set forth in Section 5.

          (b) Preference Shares redeemed shall not be canceled and shall be retained by the Company as treasury shares.

          (c) Each Redemption Notice shall be given by facsimile and by mail, postage prepaid, addressed to the attention of the registered holder of the Preference Shares at the facsimile telephone number and address of the principal place of business of the holder.

          Section 7. Definitions. For the purposes hereof, the following terms shall have the following meanings:

          "Exchange Ratio" means, at any time, a fraction, of which the numerator is Stated Value and of which the denominator is the Exchange Price at such time.

          "Junior Securities" means the common shares and all other classes of shares of the Company (other than the Preference Shares) except as may be approved by the holders of the Preference Shares as provided in Section 3 hereof.

          "Original Issue Date" shall mean the date of the first issuance of any of the Preference Shares regardless of the number transfers of any particular Preference Shares and regardless of the number of certificates which may be issued to evidence such Preference Shares.

          "Per Share Market Value" means on any particular date the closing bid price per share of AMC Common Stock on such date on such stock exchange on which the AMC Common Stock has been listed or if there is no such price on such date, then the closing bid price on such exchange on the date nearest preceding such date, or if the AMC Common Stock is not quoted on any exchange, the closing bid price for a share of AMC Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices).




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          "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          "Trading Day" means (a) a day on which the AMC Common Stock is traded on any stock exchange on which the AMC Common Stock has been listed.

          IN WITNESS WHEREOF, the undersigned sole director for the time being of AMC International Holdings, Ltd. has executed this written consent as of the 27th day of December, 1996.



                                                EDWARD J. TOBIN
                                                ---------------------------
                                                Edward J. Tobin


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                               NOTICE OF EXCHANGE
                            AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in order to Exchange Preference Shares)

The undersigned hereby irrevocably elects to exchange the number of Preference Shares indicated below, into shares of common stock, par value U.S.$0.01 per share (the "Common Stock"), of Asia Media Communications Ltd. ("AMC") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by AMC in accordance therewith. No fee will be charged to the Holder for any exchange, except for such transfer taxes, if any.

The undersigned hereby represents that it is acquiriing the shares of AMC Common Stock for investment and not with a view to the distribution thereof. The undersigned understands and acknowledges that (i) the shares of AMC Common Stock will not be registered under the United States Securities Act of 1933, as amended (the "Act"), and therefore may not be transfered or sold unless registered under the Act or pursuant to an exemption from registration thereunder and (ii) the certificates evidencing such shares will contain an appropriate restrictive legend.

Exchange calculations:        ______________________________________________
                              Date to Effect Exchange

                              ______________________________________________
                              Number of Preference Shares
                              to be Exchanged

                              ______________________________________________
                              Applicable Exchange Price


                              ______________________________________________
                              Signature


                              ______________________________________________
                              Name:


                              ______________________________________________
                              Address:




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